Exhibit 1
JOINT FILING AGREEMENT
Each of the undersigned hereby agrees to file jointly the Statement on Schedule 13D to which this Agreement is attached, and any amendments to the Statement on Schedule 13D (the “Schedule 13D”) with respect to the Common Stock of KEMET Corporation which may be deemed necessary, pursuant to Regulation 13D under the Securities Exchange Act of 1934.
It is understood and agreed that each of the parties hereto is responsible for the timely filing of such statement and any future amendments to the Schedule 13D, and for the completeness and accuracy of the information concerning such party contained therein, but such party is not responsible for the completeness or accuracy of information concerning any other party unless such party knows or has reason to believe that such information is inaccurate.
It is understood and agreed that a copy of this Agreement shall be attached as an exhibit to the Statement on the Schedule 13D, and any future amendments to the Schedule 13D, filed on behalf of each of the parties hereto.
Date: July 10, 2009

K FINANCING, LLC
By:	/s/ Eva Kalawski
	Name:	Eva Kalawski
	Title:	Vice President and Secretary

K EQUITY, LLC
By:	/s/ Eva Kalawski
	Name:	Eva Kalawski
	Title:	Vice President and Secretary

K HOLDINGS, LLC
By:	/s/ Eva Kalawski
	Name:	Eva Kalawski
	Title:	Vice President and Secretary

PLATINUM EQUITY CAPITAL PARTNERS II, L.P.
By:	PLATINUM EQUITY PARTNERS II, LLC, its general partner

By:	PLATINUM EQUITY INVESTMENT HOLDINGS II, LLC, its senior managing member

By:	/s/ Eva Kalawski
	Name:	Eva Kalawski
	Title:	Vice President and Secretary

PLATINUM EQUITY PARTNERS II, LLC
By:	PLATINUM EQUITY INVESTMENT HOLDINGS II, LLC, its senior managing member

By:	/s/ Eva Kalawski
	Name:	Eva Kalawski
	Title:	Vice President and Secretary
PLATINUM EQUITY INVESTMENT HOLDINGS II, LLC
By:	/s/ Eva Kalawski
	Name:	Eva Kalawski
	Title:	Vice President and Secretary
PLATINUM EQUITY, LLC
By:	/s/ Eva Kalawski
	Name:	Eva Kalawski
	Title:	Executive Vice President, General Counsel and Secretary

/s/ Tom Gores*
Tom Gores, individually

*By:	/s/ Mary Ann Sigler
Mary Ann Sigler, attorney-in-fact